Catherine J. Taulbee

Senior Manager – Legal Services

1-800-291-9523

NOTE to XBRL Interactive Filing Dated October 7, 2015

Re: The Vantagepoint Funds File Nos. 811-08941 and 333-60789

On behalf of The Vantagepoint Funds, attached hereto is a supplement to the Vantagepoint Growth Fund dated October 2, 2015 that reflects a change in Total Fund Operating Expenses. As part of the Risk/Return Summary portion of the prospectus, this portion of the supplement is required to be filed in XBRL format.